SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                December 18, 1997





                         MID CONTINENT BANCSHARES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        Kansas                    0-23620            48-1146797
----------------------------    --------------     --------------
(State or other jurisdiction    (SEC File No.)      (IRS Employer
     of incorporation)                             Identification
                                                       Number)


124 West Central Street, El Dorado, Kansas            67042
------------------------------------------           ----------
(Address of principal executive offices)             (Zip Code)




Registrant's telephone number, including area code: 316-321-2700
                                                    ------------



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 7.  Financial Statements, Pro Forma Financial Information and
         ---------------------------------------------------------
Exhibits
--------


Exhibit 10.7 -- The Mid-Continent Federal Savings Bank Directors
------------
Change in Control Severance Plan

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                              MID CONTINENT BANCSHARES, INC.


Date:             January 12, 1998            By:      /s/ Richard T. Pottorff
                                                       -----------------------
                                                       Richard T. Pottorff
                                                       President and Chief
                                                       Executive Officer